Earnings (loss) per share	12 Months Ended
Dec. 31, 2025
Earnings per share [Abstract]
Earnings (loss) per share [Text Block]
16)	Earnings (loss) per share

The total number of shares issuable from options, warrants and RSUs that are excluded from the computation of diluted earnings (loss) per share because their effect would be anti-dilutive was 23,118 for the year ended December 31, 2025 (year ended December 31, 2024 - 2,542).